Exhibit 10.2(j)


--------------------------------------------------------------------------------

TransCommunity Bankshares    Community Bankers Bank       Loan Number 51061874
4235 Innslake Drive          2601 Promenade Parkway       Date December 31, 2004
Glen Allen, Virginia  23060  Midlothian, Virginia         Maturity Date December
                                         23133                         31, 2005
                                                          Loan Amount
                                                          $1,700,000.00
BORROWER'S NAME AND ADDRESS  LENDER'S NAME AND ADDRESS    Renewal of __________
 "I" includes each borrower   "You" means the lender,
   above, jointly and         its successors and assigns
   severally
--------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of One Million Seven Hundred Thousand---------------------00/100 Dollars $1,700,000.00
 [ ]  Single Advance: I will receive all of this principal sum on
      ________________. No additional advances are contemplated under this note.
 [X] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 12-31-04 I will receive the amount of $1,450,000.00 and future principal advances are contemplated.
      Conditions:  The conditions for future advances are
                                                          ---------------------
      -------------------------------------------------------------------------
      [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on December 31, 2005.
      [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from
    December 31, 2004 at a rate of 5.75% per year until the first rate change
 [X]  Variable Rate: This rate may then change as stated below.
      [X] Index Rate: The future rate will be 0.50% the following index rate:
          Wall Street Journal Prime as published from time to time.
      [ ] No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.
      [X] Frequency and Timing: The rate on this note may change as often as daily.  A change in the interest rate will take effect________________
      [ ] Limitations:  During the term of this loan, the applicable annual interest rate will not be more than ____% or less than ____%. The rate may not change more than ______% each _______________________.
      Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
      [X] The amount of each scheduled payment will change.
      [X] The amount of the final payment will change.
      [ ] _____________________________________________________________________
ACCRUAL METHOD:  Interest will be calculated on a     actual/360         basis.
                                                  ----------------------
POST MATURITY RATE:  I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
     [X]  on the same fixed or variable rate basis in effect before maturity
          (as indicated above).
     [ ]  at a rate equal to__________________________________________________
 [X] LATE CHARGE:  If a payment is made more than   10     days after it is due,
                                                 --------
     I agree to pay a late charge of 5.00% of the amount due.
 [ ] ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following charges which
     [ ] are   [ ]  are not  included in the principal amount above:____________
PAYMENTS:  I agree to pay this note as follows:
 [X] Interest:  I agree to pay accrued interest monthly beginning January 31,
     2005 and every month thereafter until the note is paid in full.
 [X] Principal:  I agree to pay the principal in full at maturity
 [ ] Installments: I agree to pay this note in ____________ payments. The first payment will be in the amount of $_________________ and will be due _______________________________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due ______________. ADDITIONAL TERMS:
           Loan is secured by 250,000 shares of the Bank of Powhatan stock. The loan to value will never exceed 75.00%.
 [ ] CONFESSION OF JUDGMENT: I appoint and authorize _____________________ attorneys in fact to, if I default on this agreement, appear in the office of _____________________, Virginia, and confess judgment against me in the amount of any unpaid principal, accrued interest and costs of collection as provided in this agreement. SEE PAGE 2 FOR ADDITIONAL TERMS OF THE CONFESSION OF JUDGMENT.

    IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.


[X] SECURITY:  This note is separately      PURPOSE: The purpose of this loan is
secured by (describe separate document by   business expenses
type and date):
                                            SIGNATURES: I AGREE TO THE TERMS OF
Security Agreement dated 12/31/03           THIS NOTE (INCLUDING THOSE ON PAGE
                                            2). I have received a copy on
                                            today's date.
(This section is for your internal use.
Failure to list a separate security         /s/ Thomas M. Crowder
document does not mean the agreement will   ------------------------
not secure this note.)                      By:  Thomas M. Crowder
                                                 Chief Financial Officer

Signature for Lender

/s/ Howard F. Pisons
----------------------------
Howard F. Pisons
Sr. Vice President and SCO